LORD ABBETT     Developing Growth Fund


                                                            2001  ANNUAL  REPORT



                               [GRAPHIC OMITTED]


                                                  A portfolio of small companies
                                                  with large growth potential



                                     [LOGO]

Report to Shareholders
For the Fiscal Year Ended January 31, 2001


[PHOTO]
Robert S. Dow
Chairman

February 9, 2001

"In general,  the stocks of
non-cyclical, consumer
product companies served
the portfolio well, as they
tended to respond favorably
to a slowing economy."

Lord Abbett Developing Growth Fund completed its fiscal year on January 31, 2001, with net assets of $2.3 billion. Below is an overview of class-specific data for the period. Fiscal Year Ended January 31, 2001

-------------------------------------------------------------------------------------------

                             Class A      Class B      Class C      Class P       Class Y
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)        $ 17.10      $ 16.58       $16.60       $17.00      $17.28
Capital Gains                $  0.72      $  0.72       $ 0.72       $ 0.72      $ 0.72
Total Return(1)                -9.37%       -9.92%       -9.86%       -9.47%      -9.13%

Small-Cap Growth Market Review -- A Trial of Wits

Extreme volatility and an economic slowdown made for a very difficult and trying year in the small-cap growth market. Obviously, the most recognized trend during the period was the demise of the dot-com empire. Beyond that, investors came to the startlingthat many of their beloved technology names were not only severely overvalued, but also subject to a cyclical downturn as the economy slowed. In many cases, the previously high stock prices for these companies were the result of the predominance of momentum investing and excitement with everything "tech" rather than true valuations. A veritable "flight to value" caused the performance of the technology-heavy NASDAQ to drop substantially in mid-March, as investors in small-company stocks generally showed intolerance for any earnings shortfall or reported company problem no matter how slight. In addition, uncertainty around the Federal Reserve's activities and its potential influence on the economy led investors to retreat from the stocks of companies that had previously led the small-company market's performance (e.g., technology, Internet). Instead, they sought safety in the stocks of more established firms that exhibited earnings history and other strong fundamentals. The stocks that fared the best over the course of the year ended up being the more "defensive" names in non-cyclical sectors (e.g., foods, drugs and healthcare) -- those in which investors were more confident that earnings expectations would be met.

Sticking to Our Discipline

While performance suffered during the fiscal year, in line with much of the small-cap growth segment, the Fund was able to significantly outperform the Russell 2000(R) Growth Index, which posted a -15.36% return for the one-year period.(2) The portfolio was highly diversified across many industries and sectors, which helped to avoid many of the difficulties that befell investors who were over-concentrated in areas of greatest momentum -- primarily technology. On the other hand, we did not participate in the early-year updraft of the so-called "tech bubble." We remained underweighted in technology companies relative to the Growth Index because we believed many of the stocks were overvalued. As a result, the portfolio lagged in relative performance early on. But by the end of the year, this proved to be the correct course.

At first, portfolio performance benefited significantly from the stocks we held in technology and biotechnology companies. Many of these holdings benefited from rapid multiple expansion that carried over from the market enthusiasm of 1999. However, the stocks of healthcare, retail and energy companies made the most significant contributions during the year. In general, the stocks of non-cyclical, consumer product companies served the portfolio well, as they tended to respond favorably to a slowing economy. While there was widespread investor trepidation surrounding the presidential election and proposed healthcare spending, the stocks of many healthcare services companies were in a general up-trend throughout much of the fiscal year and were able to post good relative performance. Careful stock picking was the key to success in the retail sector, as investors had the tendency to bid up prices on stocks of retail companies when good news hit the airwaves. We were able to identify select retail companies that posted strong gains by exploiting trends and niche markets. Finally, as a result of rising oil prices, the stocks of energy companies performed quite well for most of the year.

Report to Shareholders
For the Fiscal Year Ended January 31, 2001


After the initial market fallout in March, technology stocks remained extremely volatile. Jittery investors, unsure about the direction of interest rates, the strength or weakness of the economy and troubled earnings reports, reacted by unpredictably jumping in and out of the market. Poor performance was experienced by many of our technology holdings, with the stocks of computer services companies seeing the most significant declines. Software companies that faced questions regarding future growth rates were also particularly hard hit, and telecommunications stocks struggled during the year as a result of the uncertainty about the continued growth potential in the cellular telephone industry.

What's Ahead

We expect the economy to slow considerably, but to avoid out-and-out recession. Furthermore, we believe there may be short-term volatility in interest rates, but over the long term, we believe the interest rate environment should remain largely accommodative. Investment capital should remain available for small companies with unique ideas, products or services to continue to fund their growth. We suspect that while overall corporate profits will not grow impressively in the next 12 months, small-cap companies that are taking advantage of market niches, unique new products or competitive advantages in their industries will continue to post stronger earnings. Since we believe that long-term earnings growth drives stock prices, we are hopeful that the coming year will be prosperous for small-cap growth investors.

(1) Past performance is no guarantee of future results. Total return reflects the percent change in Net Asset Value (NAV) and includes the reinvestment of all distributions.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $526.4 million; the median market capitalization was approximately $428.0 million. The largest company in the index had an approximate market capitalization of $1,349.8 million. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices cited are unmanaged and not available for direct investment.

Do Small-Cap Stocks Have a Place in Your Portfolio?
--------------------------------------------------------------------------------
Just as there are different types of investors with unique goals, strategies and time horizons, there are different types of securities to help them pursue their objectives. Look at equities: stocks of large companies behave differently than stocks of small companies. Year-to-year volatility is higher for small-cap stocks, but, as the chart below illustrates, small-company stocks have provided double-digit average annual returns during each of the last six decades.
Furthermore, while small-cap stocks posted a return of -3.6% during 2000, they were able to significantly outperform the -9.1% return seen by large-cap stocks.

Average Annual Returns During Each Decade(3)

                               [GRAPHIC OMITTED]

                                1940s   1950s   1960s   1970s   1980s    1990s
Small-cap stocks                20.7%   16.9%   15.5%   11.5%   15.8%    15.1%
Large-cap stocks                9.2%    19.4%   7.8%    5.9%    17.6%    18.2%



Past performance is no guarantee of future results. Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small-cap stocks may provide investors with added growth potential to help them achieve their goals.

(3) Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.) This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

Focus on ... Performance

The  Benefits of  Long-Term  Investing

Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of exciting small companies. During the past 10 years, the Fund has outperformed its benchmark, the Russell 2000(R) Growth Index.(1)

Growth of a $10,000 Fund Investment: 1/31/91 - 1/31/01

                               [GRAPHIC OMITTED]


     $48,714                             $32,949

Lord Abbett Developing       Russell 2000(R) Growth Index (1)
   Growth Fund


The Fund's results reflect a Class A share investment of $10,000 at Net Asset Value (NAV) with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges.

The Fund Versus the  Benchmark

As shown below, for the last 3-, 5- and 10-year periods ended 1/31/01, Lord Abbett Developing Growth Fund outperformed the Russell 2000(R) Growth Index. While historically long-term investors in small-company stocks have been rewarded with strong returns (see chart on page 1), there is no assurance of the Fund's future performance or that this pattern will continue.

Impressive Total Returns

                               [GRAPHIC OMITTED]

                       3 Years   5 Years   10 Years
The Fund                 9.1%      15.7%     17.2%
Russell 2000 (R)
Growth Index (1)         7.2%      12.7%     9.0%


The Fund's total returns represent the percent change in Net Asset Value (NAV) of Class A shares for the periods ended 1/31/01 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges.


(1) The Russell 2000(R) Index measures small-company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values, and does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.


The average annual rates of total return, computed using the SEC-required formula and reflecting the deduction of the Class A share maximum sales charge of 5.75% for the periods ended 12/31/00, were:

                               [GRAPHIC OMITTED]

Average Annual Total Returns

1 Year       -22.40%
5 Years       13.14%
10 Years      17.21%



Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Focus on ... Small, Growing Companies

The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the "developing growth" phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Since it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed, small-company stock portfolio.

The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

Four Phases of Business Growth

                               [GRAPHIC OMITTED]

1.   Formative
     Companies are in their infancy, a high-risk period.

2.   Developing Growth
     An evolving period, often characterized by a dramatic rate of growth; not without risk. 4. Maturity Companies' growth pattern tends to resemble that of the Gross Domestic Product.*

3.   Established Growth
     Competitive forces and regulations tend to slow companies' progress.

* The Gross Domestic Product or "GDP" represents the output of goods and services for the U.S. economy. GDP generally grows at a more steady pace as compared to companies in the earlier phases of business growth.

A Program of Regular Investment Can Help Promote Small-Cap Peace of Mind Investing even a small amount of money on a regular basis can help you build a substantial portfolio over the long term. Historically, investments in small companies have provided investors with strong returns, but you may be uncomfortable with the higher daily level of price volatility associated with the small-cap market and, consequently, with professionally managed small-cap stock portfolios such as the Lord Abbett Developing Growth Fund.

One solution: a systematic investment plan. "Dollar cost averaging" may help you better tolerate the ups and downs of small-cap stock prices. In fact, dollar cost averaging may actually make market volatility work to your benefit. Using a systematic investment plan which involves a fixed-dollar amount each month allows you to buy more shares when the price is low and fewer shares when the price is high, thereby reducing the average share price over time as compared with a single purchase at the higher price.

Periodic investment plans do not always return a profit and do not protect against losses in a declining market. In addition, since periodic investment plans involve continuous investment in securities regardless of fluctuating price levels, investors should consider their financial ability to continue their purchases through periods of low price levels.

For additional  information  regarding the benefits of a regular investment plan
in  Lord  Abbett   Developing   Growth  Fund,  please  contact  your  Investment
Professional.

Important Note: Lord Abbett Developing Growth Fund is closed to new investors.

                       Schedule of Investments
                       January 31, 2001


                       Investments                   Shares             Value
-----------------------------------------------------------------------------
Common Stocks 97.98%
-----------------------------------------------------------------------------
Aerospace 0.69%        Moog, Inc. Class A*           26,600      $    804,650
                       Orbital Sciences Corp.*#   1,950,350        15,212,730
                                                                -------------
                       Total                                       16,017,380
-----------------------------------------------------------------------------
Air Transportation     EGL, Inc.*                   278,900         8,576,175
2.75%                  Frontier Airlines, Inc.*+    698,000        23,077,625
                       SkyWest, Inc.              1,308,200        32,459,713
                                                                -------------
                       Total                                       64,113,513
-----------------------------------------------------------------------------
Apparel 2.60%          Cutter & Buck, Inc.*         480,800         5,378,950
                       Guess ?, Inc.*               600,000         4,212,000
                       Quiksilver, Inc.*#         1,333,550        33,218,730
                       Tarrant Apparel Group*       775,840         4,364,100
                       The Sirena Apparel
                       Group, Inc.*                 330,000               825
                       Tropical Sportswear
                       International Corp.*#        885,000        13,330,313
                                                                -------------
                       Total                                       60,504,918
-----------------------------------------------------------------------------
Banks 0.16%            Silicon Valley Bancshares*   113,500         3,688,750
-----------------------------------------------------------------------------
Biotechnology          Albany Molecular

3.13%                  Research, Inc.*+             470,000        22,442,500
                       Collateral
                       Therapeutics, Inc.*+          90,000         1,788,750
                       Corixa Corp.*+               588,760        16,264,495
                       ICOS Corp.*                  473,600        24,212,800
                       Invitrogen Corp.*+            86,400         6,436,800
                       Maxim Pharmaceuticals,
                       Inc.*+                       210,000         1,883,448
                                                                -------------
                       Total                                       73,028,793
-----------------------------------------------------------------------------
Building:
Miscellaneous 0.38%    SLI, Inc.                  1,090,650         8,812,452
-----------------------------------------------------------------------------
Chemicals 2.15%        OM Group, Inc.             1,020,820        49,611,852
                       Polymer Group, Inc.           71,800           495,420
                                                                -------------
                       Total                                       50,107,272
-----------------------------------------------------------------------------
Communications         Alloy Online, Inc.*          375,000         2,929,688
Technology 1.05%       Comtech
                       Telecommunications
                       Corp.*#                      496,100         8,867,787
                       Critical Path, Inc.*+        204,000         2,218,500
                       Lexent, Inc.*+               213,000         5,138,625
                       Luminent, Inc.*+             464,700         4,211,344
                       U.S. Wireless Corp.*+        186,000         1,197,375
                                                                -------------
                       Total                                       24,563,319
-----------------------------------------------------------------------------
Computer Services      Acxiom Corp.*+             1,303,300        44,719,481
Software & Systems     BSQUARE Corp.*               338,900         3,664,356
8.08%                  Documentum, Inc.*+           708,900        30,659,925
                       eCollege.com, Inc.*          573,100         3,331,144
                       eLoyalty Corp.*            1,642,700        17,043,013
                       eMerge Interactive, Inc.*    231,100         1,148,290
                       Exchange
                       Applications, Inc.*          420,000         1,575,000
                       EXE Technologies, Inc.*+     451,200         6,063,000
                       Forrester Research, Inc.*+   257,900        14,958,200
                       IMRglobal Corp.*             283,570         1,852,081
                       Lionbridge
                       Technologies, Inc.*          550,000     $   3,265,625
                       Manhattan
                       Associates, Inc.*            305,000        11,475,625
                       Manugistics Group, Inc.*     276,900        14,056,994
                       marchFIRST, Inc.*            606,313         2,027,389
                       MetaSolv, Inc.*+             110,000         2,337,500
                       National
                       Instruments Corp.*           199,400         9,820,450
                       Primus Knowledge
                       Solutions, Inc.*             165,500         1,137,813
                       Project Software &
                       Development, Inc.*           279,900         4,775,794
                       Riverdeep Group plc*(a)       54,000         1,296,000
                       Saba Software, Inc.*         281,900         4,017,075
                       Verity, Inc.*                215,500         6,411,125
                       Virage, Inc.*                 97,500           511,875
                       WatchGuard
                       Technologies, Inc.*          123,480         2,145,465
                                                                -------------
                       Total                                      188,293,220
-----------------------------------------------------------------------------
Computer               Advanced Digital
Technology 5.57%       Information Corp.*         1,795,200        41,962,800
                       Analogic Corp.+              333,815        14,479,226
                       Cray, Inc.*                1,000,000         2,687,500
                       InFocus Corp.*+              356,480         8,087,640
                       NVIDIA Corp.*+               379,100        19,571,037
                       Phoenix
                       Technologies Ltd.*           509,000         9,480,125
                       RadiSys Corp.*#              937,720        25,787,300
                       RSA Security, Inc.*          124,300         7,706,600
                                                                -------------
                       Total                                      129,762,228
-----------------------------------------------------------------------------
Consumer Electronics   Activision, Inc.*            655,450        11,880,031
1.32%                  Take-Two Interactive
                       Software, Inc.*+             200,000         2,437,500
                       THQ, Inc.*                   473,500        12,725,313
                       Universal
                       Electronics, Inc.*           180,100         3,782,100
                                                                -------------
                       Total                                       30,824,944
-----------------------------------------------------------------------------
Consumer Products      Matthews
0.52%                  International Corp.          389,500        12,074,500
-----------------------------------------------------------------------------
Diversified
Manufacturing 0.81%    Armor Holdings, Inc.*+#    1,158,500        18,883,550
-----------------------------------------------------------------------------
Drug & Grocery         Whole Foods
Store Chains 1.34%     Market, Inc.*                548,700        31,207,313
-----------------------------------------------------------------------------
Drugs &                Barr Laboratories, Inc.*+    242,700        17,753,504
Pharmaceuticals        ILEX Oncology, Inc.*+        294,400         9,071,200
3.20%                  Kos Pharmaceuticals, Inc.*   349,680         6,534,645
                       K-V Pharmaceutical Co.*      273,300         8,065,083
                       Noven
                       Pharmaceuticals, Inc.*+      186,400         7,467,650
                       Scios, Inc.*                 301,700         6,561,975
                       SICOR, Inc.*                 863,300        10,035,863
                       SuperGen, Inc.*+             420,300         5,831,663
                       The Medicines Co.*+          263,100         3,354,525
                                                                -------------
                       Total                                       74,676,108
-----------------------------------------------------------------------------

                       See Notes to Financial Statements.

                       January 31, 2001


                       Investments                   Shares             Value
-----------------------------------------------------------------------------
Education Services     Edison Schools, Inc.*        137,000     $   4,623,750
0.45%                  Educational Development
                       Corp.                        120,000           420,000
                       SmartForce plc ADR*          133,800         5,366,638
                                                                -------------
                       Total                                       10,410,388
-----------------------------------------------------------------------------
Electrical &
Electronics 0.24%      LeCroy Corp.*                210,000         5,683,125
-----------------------------------------------------------------------------
Electronics 2.29%      Ampex Corp.*                 650,000           416,000
                       Cable Design
                       Technologies Corp.*          799,600        16,511,740
                       CTS Corp.+                   145,200         6,528,192
                       EMS Technologies, Inc.*      225,000         3,712,500
                       Interlink Electronics, Inc.* 185,900         1,870,619
                       Pioneer-Standard
                       Electronics, Inc.+           200,000         2,800,000
                       Technitrol, Inc.             415,300        21,595,600
                                                                -------------
                       Total                                       53,434,651
-----------------------------------------------------------------------------
Electronics: Medical
Systems 0.05%          Rosetta Inpharmatics, Inc.*   75,000         1,050,000
-----------------------------------------------------------------------------
Electronics:           AXT, Inc.*                   292,840        10,835,080
Semiconductors         Fairchild Semiconductor
2.67%                  Corp.*                       557,800        10,263,520
                       Oak Technology, Inc.*        672,500         5,464,063
                       Sawtek, Inc.*                660,100        18,276,518
                       Silicon Storage
                       Technology, Inc.*+           364,500         5,421,938
                       Three-Five Systems, Inc.*    459,999        12,015,174
                                                                -------------
                       Total                                       62,276,293
-----------------------------------------------------------------------------
Electronics:
Technology 1.53%       Coherent, Inc.*              700,000        35,656,250
-----------------------------------------------------------------------------
Entertainment 0.09%    CINAR Corp.*                 500,000         2,000,000
-----------------------------------------------------------------------------
Financial Data         CheckFree Corp.*+            299,600        16,571,625
Processing Services &  CyberSource Corp.*+          300,800         1,316,000
                                                                -------------
Systems 0.77%          Total                                       17,887,625
-----------------------------------------------------------------------------
Financial Information  Multex.com, Inc.*            414,600         7,618,275
Services 0.90%         S1 Corp.*                  1,323,540        13,318,121
                                                                -------------
                       Total                                       20,936,396
-----------------------------------------------------------------------------
Financial              BARRA, Inc.*                 100,000         4,912,500
Miscellaneous 1.81%    Federal Agricultural
                       Mortgage Corp. Class C*#     599,300        15,312,115
                       Metris Cos., Inc.            834,300        22,025,520
                                                                -------------
                       Total                                       42,250,135
-----------------------------------------------------------------------------
Food 0.67%             Horizon Organic
Holding Corp.*         389,920                     1,925,230
                       Smithfield Foods, Inc.*      185,500         5,565,000
                       United Natural Foods, Inc.*  429,900         8,033,756
                                                                -------------
                       Total                                       15,523,986
-----------------------------------------------------------------------------
Health & Personal      Apria Healthcare
Care 1.24%             Group, Inc.*                 924,000        24,901,800
                       Health Care Service
                       Group, Inc.*#                758,050         4,074,519
                                                                -------------
                       Total                                       28,976,319
-----------------------------------------------------------------------------
Health Care Facilities Pharmaceutical Product
1.17%                  Development, Inc.*+          397,500    $   16,396,875
                       Renal Care Group, Inc.*      413,300        10,771,630
                                                                -------------
                       Total                                       27,168,505
-----------------------------------------------------------------------------
Health Care            AdvancePCS*+                 687,600        26,902,350
Management             Hooper Holmes, Inc.        1,839,960        20,239,560
Services 2.29%         Matria Healthcare, Inc.*#    479,875         6,238,374
                                                                -------------
                       Total                                       53,380,284
-----------------------------------------------------------------------------
Homebuilding 1.29%     Beazer Homes USA, Inc.*       65,600         3,142,240
                       Crossman
                       Communities, Inc.*#          546,680        14,282,015
                       M.D.C. Holdings, Inc.        170,400         5,878,800
                       Standard Pacific Corp.       236,900         6,668,735
                                                                -------------
                       Total                                       29,971,790
-----------------------------------------------------------------------------
Identification Control
& Filter Devices 0.76% Artesyn Technology, Inc.*    707,410        17,685,250
-----------------------------------------------------------------------------
Leisure Time 1.28%     American Classic
Voyages Co.*           518,000                     8,741,250
                       Bally Total Fitness
                       Holdings Corp.*+             447,200        13,460,720
                       Championship Auto
                       Racing Teams, Inc.*          456,730         7,727,872
                                                                -------------
                       Total                                       29,929,842
-----------------------------------------------------------------------------
Machinery: Oil Well    Core Laboratories N.V.*    1,201,710        25,512,303
Equipment & Services   Seitel, Inc.*                541,860         9,509,643
1.80%                  Superior Energy
                       Services, Inc.*+             661,210         6,901,379
                                                                -------------
                       Total                                       41,923,325
-----------------------------------------------------------------------------
Machinery: Specialty   Flow International Corp.*    585,970         7,361,248
1.13%                  Helix Technology Corp.       125,000         3,875,000
                       Semitool, Inc.*            1,110,000        15,193,125
                                                                -------------
                       Total                                       26,429,373
-----------------------------------------------------------------------------
Medical & Dental       Arrow International, Inc.    600,010        20,981,630
Instruments &          ATS Medical, Inc.*#        1,170,510        14,924,003
Supplies 3.38%         Bio-Rad Laboratories, Inc.*   45,200         1,884,840
                       Diagnostic Products Corp.    253,900        12,123,725
                       Orthofix
                       International N.V.*          650,480        14,188,595
                       Radiance Medical
                       Systems, Inc.*               558,200         3,628,300
                       SonoSite, Inc.*              383,900         6,526,300
                       Theragenics Corp.*           653,540         4,613,992
                                                                -------------
                       Total                                       78,871,385
-----------------------------------------------------------------------------
Medical Services       Hanger Orthopedic
0.04%                  Group, Inc.*                 680,500           891,455
-----------------------------------------------------------------------------
Metal Frabricating
0.26%                  Grant Prideco, Inc.*         288,000         6,085,440
-----------------------------------------------------------------------------
Metals & Minerals:     North American
Miscellaneous 2.47%    Palladium Ltd.*#             832,800         9,327,360
                       Stillwater Mining Co.*     1,229,300        48,188,560
                                                                -------------
                       Total                                       57,515,920
-----------------------------------------------------------------------------
Office Furniture &
Business Equipment
0.40%                  MICROS Systems, Inc.*        509,720         9,238,675
-----------------------------------------------------------------------------

                       See Notes to Financial Statements.

                       January 31, 2001


                       Investments                   Shares             Value
-----------------------------------------------------------------------------
Oil: Crude Producers   Cross Timbers Oil Co.        267,500     $   5,537,250
4.92%                  Evergreen
                       Resources, Inc.*+            527,680        16,621,920
                       EXCO Resources, Inc.*#       623,700        10,135,125
                       Forest Oil Corp.*            330,000        11,055,000
                       Louis Dreyfus Natural
                       Gas Corp.*                   888,100        30,284,210
                       Stone Energy Corp.*          283,400        15,391,454
                       Vintage Petroleum, Inc.    1,379,960        25,543,060
                                                                -------------
                       Total                                      114,568,019
-----------------------------------------------------------------------------
Pollution Control
& Environmental
Services 0.42%         Ionics, Inc.*                338,100         9,771,090
-----------------------------------------------------------------------------
Production             Dionex Corp.*                134,800         4,583,200
Technology             Rudolph Technologies, Inc.*   80,000         4,060,000
Equipment 0.44%        Therma-Wave, Inc.*            97,900         1,566,400
                                                                -------------
                       Total                                       10,209,600
-----------------------------------------------------------------------------
Radio & TV             Regent
Broadcasters 0.87%     Communications, Inc.*      1,132,700        10,265,094
                       ValueVision International,
                       Inc. Class A*                580,800         9,909,900
                                                                -------------
                       Total                                       20,174,994
-----------------------------------------------------------------------------
Railroads 0.04%        RailWorks Corp.*             445,600           946,900
-----------------------------------------------------------------------------
Real Estate 0.29%      Catellus
                       Development Corp.*           260,800         4,193,664
                       LNR Property Corp.            89,200         2,591,260
                                                                -------------
                       Total                                        6,784,924
-----------------------------------------------------------------------------
REIT 0.30%             Healthcare Realty
                       Trust, Inc.                  312,900         6,971,412
-----------------------------------------------------------------------------
Restaurants 1.47%      Buca, Inc.*+                 220,000         3,753,750
                       CEC Entertainment, Inc.*     527,100        19,365,654
                       P.F. Chang's China
                       Bistro, Inc.*                290,000        11,128,750
                                                                -------------
                       Total                                       34,248,154
-----------------------------------------------------------------------------
Retail 6.06%           AnnTaylor Stores Corp.*+     849,400        24,929,890
                       CellStar Corp.*            2,581,000         5,162,000
                       Cost Plus, Inc.*             300,045         7,482,372
                       Insight Enterprises, Inc.*+  847,470        25,053,332
                       MSC Industrial
                       Direct Co., Inc.*          1,250,000        20,187,500
                       Pacific Sunwear of
                       California, Inc.*+         1,069,550        37,434,250
                       Stage Stores, Inc.*        1,302,930           104,234
                       The Children's Place
                       Retail Stores, Inc.*+        878,900        20,928,806
                                                                -------------
                       Total                                      141,282,384
-----------------------------------------------------------------------------
Securities Brokerage   Investment Technology
& Services 0.63%       Group, Inc.*+                162,200         7,625,022
                       Raymond James
                       Financial, Inc.              186,000         7,157,280
                                                                -------------
                       Total                                       14,782,302
-----------------------------------------------------------------------------
Services: Commercial   Aegis Communications
9.55%                  Group, Inc.*               3,014,900     $   2,920,835
                       Butler International, Inc.*  375,000         1,875,000
                       Corporate Executive
                       Board Co.*                 1,180,000        38,940,000
                       Diamond Cluster
                       International, Inc.*+        350,750        12,451,625
                       First Consulting
                       Group, Inc.*                 311,900         2,963,050
                       G & K Services, Inc.         842,680        18,960,300
                       Iron Mountain, Inc.*+        992,590        36,924,348
                       Jupiter Media Metrix, Inc.*  347,276         2,409,227
                       Labor Ready, Inc.*           431,900         2,569,805
                       Lightbridge, Inc.*           458,300         6,244,338
                       NCO Group, Inc.*             515,700        16,695,788
                       On Assignment, Inc.*         584,800        15,716,500
                       Pegasus Solutions, Inc.*   1,096,065        12,399,235
                       SOS Staffing
                       Services, Inc.*              174,000           244,696
                       Steiner Leisure Ltd.*        682,490        11,517,019
                       Student Advantage, Inc.*   1,400,000         5,425,000
                       Teletech Holdings, Inc.*   1,823,100        30,992,700
                       The Management
                       Network Group, Inc.*         263,800         3,363,450
                                                                -------------
                       Total                                      222,612,916
-----------------------------------------------------------------------------
Shoes 4.53%            Kenneth Cole
Productions, Inc.*     363,205                    14,255,796
                       Timberland Co.*+           1,228,600        78,630,400
                       Vans, Inc.*                  647,800        12,632,100
                                                                -------------
                       Total                                      105,518,296
-----------------------------------------------------------------------------
Telecommunications     Metwave
Equipment 5.21%        Communications, Corp.*       180,800         2,169,600
                       Plantronics, Inc.*         2,189,200       119,311,400
                                                                -------------
                       Total                                      121,481,000
-----------------------------------------------------------------------------
Utilities:             Boston Communications
Telecommunications     Group, Inc.*                 283,500         4,996,687
0.52%                  Mpower Communications
                       Corp.*+                      542,000         4,742,500
                       TALK.com, Inc.             1,140,700         2,423,988
                                                                -------------
                       Total                                       12,163,175
-----------------------------------------------------------------------------
                       Total Common Stocks
                       (Cost $1,830,366,263)                    2,283,249,838
-----------------------------------------------------------------------------


                                            Principal Amount
Short-Term Investment 1.36%                            (000)
-----------------------------------------------------------------------------
                       Associates Corp. N.A.
                       5.78% due 2/1/2001
                       (Cost $31,665,000)           $31,665        31,665,000
                       Total Investments 99.34%
                       (Cost $1,862,031,263)                   $2,314,914,838
-----------------------------------------------------------------------------

               *    Non-income producing security.
               +    Security (or a portion of security) on loan. See Note 5.
               #    Affiliated  issuer  (holdings  represent  5% or  more of the outstanding voting securities of underlying investments).
                    Affiliated issuers have a total cost of $171,892,024 and total value of $189,593,921. See Note 10.
               (a)  Foreign security.

                    ADR-American Depository Receipt.
                    REIT-Real EstateInvestment Trust.

                       See Notes to Financial Statements.

 Statement of Assets and Liabilities
 January 31, 2001

 Assets:
   Investment in securities, at value (cost $1,862,031,263)      $2,314,914,838
   Cash                                                               1,123,441
   Market value of collateral for securities loaned                 205,702,151
   Receivables:
      Interest and dividends                                             62,142
      Investment securities sold                                     35,102,430
      Capital shares sold                                             3,025,780
   Other assets                                                           3,296
--------------------------------------------------------------------------------
   Total assets                                                   2,559,934,078
--------------------------------------------------------------------------------

LIABILITIES:
   Securities lending collateral                                    205,702,151
   Payables:
      Investment securities purchased                                12,444,211
      Capital shares reacquired                                       7,151,617
      Management fee                                                  1,038,118
      12b-1 distribution fees                                         1,915,725
      Directors' fees                                                   476,240
   Accrued expenses and other liabilities                               911,909
--------------------------------------------------------------------------------
   Total liabilities                                                229,639,971
--------------------------------------------------------------------------------
 NET ASSETS                                                      $2,330,294,107
--------------------------------------------------------------------------------
 COMPOSITION OF NET=ASSETS:
 Paid-in capital                                                  1,950,494,555
 Distributions in excess of net investment income                      (335,010)
 Accumulated net realized loss on investments                       (72,749,013)
 Net unrealized appreciation on investments                         452,883,575
--------------------------------------------------------------------------------
 Net Assets                                                      $2,330,294,107
--------------------------------------------------------------------------------

 Net assets by class:

 Class A Shares                                                  $1,309,512,326
 Class B Shares                                                  $  289,393,293
 Class C Shares                                                  $  225,189,143
 Class P Shares                                                  $  155,975,251
 Class Y Shares                                                  $  350,224,094

 Outstanding shares by class:

 Class A Shares                                                      76,601,598
 Class B Shares                                                      17,454,008
 Class C Shares                                                      13,569,691
 Class P Shares                                                       9,175,407
 Class Y Shares                                                      20,271,225

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares-Net asset value                                          $17.10
 Class A Shares-Maximum offering price
 (Net asset value plus sales charge of 5.75%)                            $18.14
 Class B Shares-Net asset value                                          $16.58
 Class C Shares-Net asset value                                          $16.60
 Class P Shares-Net asset value                                          $17.00
 Class Y Shares-Net asset value                                          $17.28
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

 Statement of Operations
 For the Year Ended January 31, 2001


 Investment Income:
 Dividends                                                                        $  5,996,555
 Interest                                                                            4,281,335
 Security lending                                                                    1,286,975
-----------------------------------------------------------------------------------------------
 Total investment income                                                            11,564,865
-----------------------------------------------------------------------------------------------

 Expenses:
 Management fee                                                                     13,440,784
 12b-1 distribution plan-Class A                                                     5,309,596
 12b-1 distribution plan-Class B                                                     3,270,073
 12b-1 distribution plan-Class C                                                     2,686,362
 12b-1 distribution plan-Class P                                                       744,658
 Shareholder servicing                                                               4,897,570
 Reports to shareholders                                                               386,241
 Directors' fees                                                                       181,165
 Registration                                                                          166,930
 Professional                                                                          108,734
 Custody                                                                                62,493
 Other                                                                                 453,707
-----------------------------------------------------------------------------------------------
 Gross expenses                                                                     31,708,313
   Expense reductions                                                                  (81,782)
-----------------------------------------------------------------------------------------------
 Net expenses                                                                       31,626,531
-----------------------------------------------------------------------------------------------
 Net investment loss                                                               (20,061,666)
-----------------------------------------------------------------------------------------------

 Realized and unrealized loss on investments: Net realized loss on investments     (72,751,829)
 Net change in unrealized appreciation/depreciation on investments                (178,525,658)
-----------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments                                  (251,277,487)
-----------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting From Operations                            $(271,339,153)
-----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 Year Ended       Year Ended
                                                                                                January 31,       January 31,
 Operations:(DECREASE)IN NET ASSETS                                                                     2001             2000

 Net investment loss                                                                          $ (20,061,666)    $ (15,032,329)
 Net realized gain (loss) on investments                                                        (72,751,829)      166,079,323
 Net change in unrealized appreciation/depreciation on investments                             (178,525,658)      365,192,815
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations                               (271,339,153)      516,239,809
------------------------------------------------------------------------------------------------------------------------------

 Distributions to shareholders from net realized gain
   Class A                                                                                      (60,268,649)      (47,584,340)
   Class B                                                                                      (13,727,066)      (10,846,801)
   Class C                                                                                      (11,457,072)       (8,384,959)
   Class P                                                                                       (6,119,360)       (3,577,192)
   Class Y                                                                                      (12,868,402)       (6,657,438)
------------------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders                                                           (104,440,549)      (77,050,730)
------------------------------------------------------------------------------------------------------------------------------

 Capital share transactions:
 Net proceeds from sales of shares                                                              661,706,731     1,687,911,437
 Reinvestment of distributions                                                                  101,307,452        74,545,000
 Cost of shares reacquired                                                                     (969,621,781)     (633,167,138)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from capital share transactions               (206,607,598)    1,129,289,299
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                                                         (582,387,300)    1,568,478,378
------------------------------------------------------------------------------------------------------------------------------

 NET ASSETS:
 Beginning of year                                                                            2,912,681,407     1,344,203,029
------------------------------------------------------------------------------------------------------------------------------
 End of year                                                                                 $2,330,294,107    $2,912,681,407
------------------------------------------------------------------------------------------------------------------------------
 Distributions in excess of net investment income                                            $     (335,010)   $    ( 368,411)
------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Financial Highlights

                                                                                               Year Ended 1/31,
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance (Class A Shares)              2001          2000         1999         1998         1997
 Net asset value, beginning of year                           $19.55       $16.25       $14.27       $12.80       $11.49
-------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment loss                                          (.12)(a)     (.11)(a)     (.07)(a)     (.10)(a)     (.03)
   Net realized and unrealized gain (loss) on investments      (1.61)        4.10         2.10         3.16         3.12
-------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (1.73)        3.99         2.03         3.06         3.09
-------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net realized gain           (.72)        (.69)        (.05)       (1.59)       (1.78)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                 $17.10       $19.55       $16.25       $14.27       $12.80
-------------------------------------------------------------------------------------------------------------------------
 Total Return(b)                                               (9.37)%      25.33%       14.24%       24.38%       28.35%
 Ratios to Average Net Assets
   Expenses, including waiver                                   1.11%        1.20%         .98%        1.06%        1.10%
   Expenses, excluding waiver                                   1.11%        1.20%         .98%        1.06%        1.10%
   Net investment loss                                          (.66)%       (.64)%       (.46)%       (.72)%       (.67)%



                                                                                       Year Ended 1/31,       8/1/1996(c)
-------------------------------------------------------------------------------------------------------------     to
 Per Share Operating Performance (Class B Shares)               2001         2000         1999         1998    1/31/1997

 Net asset value, beginning of period                         $19.09       $15.98       $14.12       $12.75       $12.14
------------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment loss                                          (.23)(a)     (.21)(a)     (.17)(a)     (.20)(a)     (.05)
   Net realized and unrealized gain (loss) on investments      (1.56)        4.01         2.06         3.14         2.28
------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (1.79)        3.80         1.89         2.94         2.23
------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net realized gain           (.72)        (.69)        (.03)       (1.57)       (1.62)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $16.58       $19.09       $15.98       $14.12       $12.75
------------------------------------------------------------------------------------------------------------------------------
 Total Return(b)                                               (9.92)%      24.55%       13.37%       23.48%       19.43%(d)
 Ratios to Average Net Assets
   Expenses, including waiver                                   1.75%        1.79%        1.72%        1.76%         .93%(d)
   Expenses, excluding waiver                                   1.75%        1.79%        1.72%        1.76%         .93%(d)
   Net investment loss                                         (1.31)%      (1.24)%      (1.19)%      (1.39)%       (.73)%(d)

                       See Notes to Financial Statements.



                                                                                       Year Ended 1/31,        8/1/1996(c)
-------------------------------------------------------------------------------------------------------------       to
 Per Share Operating Performance (Class C Shares)               2001         2000         1999         1998    1/31/1997
 Net asset value, beginning of period                         $19.11       $16.00       $14.13       $12.75       $12.14
----------------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment loss                                          (.23)(a)     (.21)(a)     (.17)(a)     (.19)(a)     (.05)
   Net realized and unrealized gain (loss) on investments      (1.56)        4.01         2.07         3.14         2.28
----------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (1.79)        3.80         1.90         2.95         2.23
----------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net realized gain           (.72)        (.69)        (.03)       (1.57)       (1.62)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $16.60       $19.11       $16.00       $14.13       $12.75
----------------------------------------------------------------------------------------------------------------------------
 Total Return(b)                                               (9.86)%      24.45%       13.43%       23.55%       19.43%(d)
 Ratios to Average Net Assets
   Expenses, including waiver                                   1.75%        1.79%        1.72%        1.71%         .93%(d)
   Expenses, excluding waiver                                   1.75%        1.79%        1.72%        1.71%         .93%(d)
   Net investment loss                                         (1.31)%      (1.24)%      (1.20)%      (1.34)%       (.73)%(d)


                                                                           Year Ended 1/31,      1/5/1998(c)
------------------------------------------------------------------------------------------------      to
 Per Share Operating Performance (Class P Shares)               2001         2000         1999    1/31/1998

 Net asset value, beginning of period                         $19.46       $16.19       $14.26       $14.38
------------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment loss                                          (.14)(a)     (.12)(a)     (.10)(a)     (.01)(a)
   Net realized and unrealized gain (loss) on investments      (1.60)        4.08         2.08         (.11)
------------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (1.74)        3.96         1.98         (.12)
------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net realized gain           (.72)        (.69)        (.05)        -
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $17.00       $19.46       $16.19       $14.26
------------------------------------------------------------------------------------------------------------------
 Total Return(b)                                               (9.47)%      25.24%       13.89%   (.83)%(d)
 Ratios to Average Net Assets
   Expenses, including waiver                                   1.20%        1.25%        1.17%         .08%(d)
   Expenses, excluding waiver                                   1.20%        1.25%        1.17%         .08%(d)
   Net investment loss                                          (.76)%       (.70)%       (.70)%       (.05)%(d)

                       See Notes to Financial Statements.



                                                                          Year Ended 1/31,         12/30/1997(c)
-----------------------------------------------------------------------------------------------         to
 Per Share Operating Performance (Class Y Shares)               2001         2000         1999      1/31/1998
 Net asset value, beginning of period                         $19.70       $16.30       $14.27       $14.12
----------------------------------------------------------------------------------------------------------------
 Investment operations
   Net investment loss                                          (.06)(a)     (.05)(a)     (.03)(a)-(a)(e)
   Net realized and unrealized gain (loss) on investments      (1.64)        4.14         2.11          .15
----------------------------------------------------------------------------------------------------------------
     Total from investment operations                          (1.70)        4.09         2.08          .15
----------------------------------------------------------------------------------------------------------------
 Distributions to shareholders from net realized gain           (.72)        (.69)        (.05)        -
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $17.28       $19.70       $16.30       $14.27
----------------------------------------------------------------------------------------------------------------
 Total Return(b)                                               (9.13)%      25.88%       14.59%        1.06%(d)
 Ratios to Average Net Assets
   Expenses, including waiver                                    .75%         .81%         .72%         .06%(d)
   Expenses, excluding waiver                                    .75%         .81%         .72%         .06%(d)
   Net investment loss                                          (.31)%       (.26)%       (.22)%       (.02)%(d)



                                                                        Year Ended 1/31,

----------------------------------------------------------------------------------------------------------------
 Supplemental Data for All Classes:               2001          2000          1999          1998          1997
----------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)            $2,330,294    $2,912,681    $1,344,203      $553,086      $330,358
   Portfolio turnover rate                       37.86%        50.13%        30.89%        33.60%        42.35%
----------------------------------------------------------------------------------------------------------------

     (a)  Calculated using average shares outstanding during the period.

     (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

     (c)  Commencement of offering of class shares.

     (d)  Not annualized.

     (e)  Amount is less than $.01.


                       See Notes to Financial Statements.

Notes to Financial Statements


1.  ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) Security Transactions and Investment Income-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Federal Taxes-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(d) Change in Accounting Principle-Effective February 1, 2000, the Company has elected to adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. The effect of this accounting change had no impact on the net assets. Prior to this fiscal year, the Company did not amortize premiums on debt securities. Based on securities held as of February 1, 2000, the cumulative effect of this accounting change had no impact on the net assets, but resulted in a decrease to accumulated undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amount recorded as a result of the change in accounting principle is $34,302, cumulative through February 1, 2000.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

----------------------------------------
First $100 million                  .75%
Over $100 million                   .50%

The Company, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Alpha Series of Lord Abbett Securities Trust ("Alpha Series") pursuant to which the Underlying Funds will pay a portion of the expenses of Alpha Series in proportion to the average daily value of shares owned by Alpha Series. Accrued expenses and other liabilities include $255,600 and other expenses include $509,543 pursuant to this Servicing Arrangement.

12b-1 Plans

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee                       Class A(1)(2)       Class B           Class C         Class P
------------------------------------------------------------------------------------------
Service                          .25%              .25%       up to .25%(3)      .20%
Distribution                     .10%              .75%       up to .75%(3)      .25%
Quarterly service fee              -                 -        up to .25%(4)        -
Quarterly distribution fee         -                 -        up to .75%(4)        -

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value.
(2) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases.
(3)  Paid at the time such shares are sold.
(4) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Company after concessions were paid to authorized distributors for the year ended January 31, 2001:

Distributor Commissions       Dealers' Concessions
----------------------------------------------------
$138,644                                  $943,700

Certain of the Company's officers and directors have an interest in Lord Abbett.

4.  DISTRIBUTIONS

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains. At January 31, 2001, the Company had a capital loss carryforward of $72,749,013 which will expire in 2009.

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended January 31, 2001:

Purchases                              Sales
----------------------------------------------
$963,014,876                  $1,114,653,533

As of January 31, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation of investments based on cost for federal income tax purposes were as follows:

                            Gross                Gross                       Net
                       Unrealized           Unrealized                Unrealized
Tax Cost              Appreciation        Depreciation              Appreciation
--------------------------------------------------------------------------------
$1,861,881,087        $774,752,820       $(321,719,069)             $453,033,751


The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. The Company may lend its securities to member banks of the Federal Reserve System and to registered broker-dealers approved by Lord Abbett. The loans are collateralized at all times by cash and/or U.S.
Treasury securities in an amount at least equal to the market value of the securities loaned.

As of January 31, 2001, the value of securities loaned was $197,717,582. These loans were collateralized by cash of $205,702,151 which is invested in a restricted money market account. The income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

6.  CERTAIN RECLASSIFICATIONS

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended January 31, 2001 have been reclassified among the components of net assets as follows:

Distributions               Accumulated
In Excess of Net       Net Realized Loss
Investment Income         on Investments                     Paid-In Capital
Increase                        Increase                          (Decrease)
--------------------------------------------------------------------------------
$20,129,369                   $4,421,403                       $(24,550,772)


7.  DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for federal income tax purposes until such amounts are paid.

8.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

9.  LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.09% during the year. There were no loans outstanding pursuant to this Facility at January 31, 2001, nor was the Facility utilized at any time during the year.

10. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the year with companies that are affiliates are as follows:

                                                  Balance of                           Balance of                           Realized
                                                 Shares Held      Gross      Gross   Shares Held          Value at       Gain (Loss)
Affiliates                                        at 1/31/00  Additions      Sales    at 1/31/01           1/31/01   2/1/00-1/31/01
-----------------------------------------------------------------------------------------------------------------------------------
Armor Holdings, Inc.                               1,190,000          -    (31,500)     1,158,500     $ 18,883,550      $   175,825
ATS Medical, Inc.                                  1,214,610          -    (44,100)     1,170,510       14,924,003          340,712
Comtech Telecommunications Corp.                           -    530,000    (33,900)       496,100        8,867,787          (90,335)
Crossman Communities, Inc.                           559,280          -    (12,600)       546,680       14,282,015         (221,547)
EXCO Resources, Inc.                                 650,000          -    (26,300)       623,700       10,135,125           20,787
Federal Agricultural Mortgage Corp. Class C          625,000          -    (25,700)       599,300       15,312,115           28,487
Health Care Service Group, Inc.                      848,350          -    (90,300)       758,050        4,074,519         (212,713)
Matria Healthcare, Inc.                            2,016,000               (96,500)       479,875(a)     6,238,374         (337,381)
North American Palladium Ltd.                              -    832,800          -        832,800        9,327,360                -
Orbital Sciences Corp.                             1,820,350    250,000   (120,000)     1,950,350       15,212,730       (2,116,420)
Quiksilver, Inc.                                   1,353,750          -    (20,200)     1,333,550       33,218,730          (98,268)
RadiSys Corp.                                        937,720          -          -        937,720       25,787,300                -
Tropical Sportswear International Corp.              740,000    200,000    (55,000)       885,000       13,330,313         (584,854)
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 $189,593,921      $(3,095,707)
-----------------------------------------------------------------------------------------------------------------------------------

(a) Adjusted for 1 for 4 stock split.

11.SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 1 billion shares of $0.001 par value capital stock designated as follows: 875 million Class A shares, 40 million Class B shares, 25 million Class C shares, 30 million Class P shares and 30 million Class Y shares.

                                         Year Ended January 31, 2001   Year Ended January 31, 2000
---------------------------------------------------------------------------------------------------
Class A Shares                               Shares           Amount          Shares         Amount
---------------------------------------------------------------------------------------------------
Shares sold                              21,017,242    $ 387,340,224      58,432,866  $ 986,611,558
Reinvestment of distributions             2,893,569       58,652,655       2,758,541     46,297,955
Shares reacquired                       (36,424,839)    (667,062,403)    (26,498,985)  (444,560,815)
---------------------------------------------------------------------------------------------------
Increase (decrease)                     (12,514,028)   $(221,069,524)     34,692,422  $ 588,348,698
---------------------------------------------------------------------------------------------------

Class B Shares

---------------------------------------------------------------------------------------------------
Shares sold                               1,350,215    $  23,927,365       8,603,561  $ 139,812,675
Reinvestment of distributions               653,838       12,926,381         620,420     10,205,850
Shares reacquired                        (3,570,240)     (61,193,609)     (2,533,652)   (41,518,036)
---------------------------------------------------------------------------------------------------
Increase (decrease)                      (1,566,187)   $ (24,339,863)      6,690,329  $ 108,500,489
---------------------------------------------------------------------------------------------------

Class C Shares

---------------------------------------------------------------------------------------------------
Shares sold                               1,617,291    $  28,892,418      10,236,907  $ 166,790,981
Reinvestment of distributions               546,641       10,818,021         474,086      7,867,443
Shares reacquired                        (4,422,007)     (75,785,213)     (3,122,165)   (51,382,164)
---------------------------------------------------------------------------------------------------
Increase (decrease)                      (2,258,075)   $ (36,074,774)      7,588,828  $ 123,276,260
---------------------------------------------------------------------------------------------------

Class P Shares

---------------------------------------------------------------------------------------------------
Shares sold                               5,582,169    $ 103,483,252       7,183,500  $ 123,901,578
Reinvestment of distributions               301,261        6,079,444         209,735      3,538,760
Shares reacquired                        (4,702,686)     (83,463,435)     (2,836,163)   (48,311,912)
---------------------------------------------------------------------------------------------------
Increase                                  1,180,744    $  26,099,261       4,557,072  $  79,128,426
---------------------------------------------------------------------------------------------------

Class Y Shares                                                       Period Ended January 31, 2000
---------------------------------------------------------------------------------------------------
Shares sold                               6,471,783    $ 118,063,472      15,525,460  $ 270,794,645
Reinvestment of distributions               627,737       12,830,951         381,945      6,634,992
Shares reacquired                        (4,559,875)     (82,117,121)     (2,804,864)   (47,394,211)
---------------------------------------------------------------------------------------------------
Increase                                  2,539,645    $  48,777,302      13,102,541  $ 230,035,426
---------------------------------------------------------------------------------------------------


Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Developing Growth Fund, Inc. (the "Company"), as of January 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of January 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

New York, New York
March 20, 2001


Copyright(C)2001 by Lord Abbett Developing Growth Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

                                Investing in the
                           Lord Abbett
                                   Family of Funds

GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                     Income Funds             Tax-Free          Money
                          Income Funds                                          Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------
Alpha Series              Affiliated Fund               Bond-Debenture Fund      o California      U.S. Government
                                                                                 o Connecticut     Securities Money
All Value Fund(1)          Balanced Series              High Yield Fund          o Florida         Market Fund(2)(3)
                                                                                 o Georgia
Global Fund -              Growth & Income Series       Global Fund--            o Hawaii
Equity Series                                           Income Series            o Michigan
                           Research Fund--                                       o Minnesota
Growth                     Large-Cap Series             U.S. Government          o Missouri
Opportunities Fund                                      Securities Series(2)     o National
                                                                                 o New Jersey
International Series                                    Limited Duration U.S.    o New York
                                                        Government Securities    o Pennsylvania
Large-Cap Growth Fund                                   Series(1)                o Texas
                                                                                 o Washington
Mid-Cap Value Fund                                      World Bond-
                                                        Debenture Series
Research Fund -
Small-Cap Value
Series

DEVELOPING
GROWTH FUND
Lord Abbett Developing
Growth Fund is closed to
new investors


FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE THAT YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder Service Line: 800-865-7582
Visit Our Website: www.LordAbbett.com

(1) Formerly known as the Growth & Income Series of the Lord Abbett Securities Trust effective as of 3/1/01.
(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO]          Lord, Abbett & Co.
                Investment Management
A Tradition of Performance Through Disciplined Investing


Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973


                                                                     LADG 2-101
                                                                          (3/01)

                                                                          (8/00)